EXHIBIT 32

INSWEB CORPORATION

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of InsWeb Corporation (the “Company”) on Form 10-Q for the quarter ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to InsWeb Corporation, and will be retained by InsWeb Corporation and furnished to the Securities Exchange Commission or its staff upon request.

/s/ HUSSEIN A. ENAN
Hussein A. Enan
Chairman and Chief Executive Officer
Dated: August 12, 2011

/s/ KIRAN RASARETNAM
Kiran Rasaretnam
Chief Financial Officer
Dated: August 12, 2011